                                                                    EXHIBIT 99.1
[IASIS HEALTHCARE LOGO]

INVESTOR CONTACT:
David R. White
Chairman and Chief Executive Officer
   or
W. Carl Whitmer
Chief Financial Officer
(615) 844-2747

                IASIS HEALTHCARE ANNOUNCES THIRD QUARTER RESULTS

FRANKLIN, Tennessee (August 1, 2002) -- IASIS Healthcare(R) Corporation today announced results for the third fiscal quarter ended June 30, 2002.

         Net revenue for the quarter ended June 30, 2002, was $239.9 million compared with $217.0 million in the same quarter of last year. Earnings before interest expense, minority interests, income taxes and depreciation and amortization (EBITDA) for the third quarter was $33.6 million compared with $17.2 million in the prior year period. Net earnings for the quarter ended June 30, 2002, were $8.8 million compared with a net loss from continuing operations of $27.7 million in the same prior year period. The results for the quarter ended June 30, 2001, included net revenue of $3.2 million and EBITDA losses of $3.3 million at Rocky Mountain Medical Center (RMMC), which was closed on June 2, 2001. Excluding the effect of RMMC and the managed care valuation allowances discussed below, net revenue and EBITDA for the prior year quarter were $220.2 million and $26.9 million, respectively, resulting in increases of 8.9% and 24.9% in net revenue and EBITDA, respectively, for the quarter ended June 30, 2002.

         In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS, said, "The momentum that began in the Company's second quarter is clearly reflected in the results of this quarter. Our quarterly numbers reflect solid increases in net revenue, volume, EBITDA, net earnings and margins. These trends, along with our continued focus on product lines, physician recruitment, disciplined capital investments and operational efficiencies, have positioned the Company to continue performance improvement in the future."

         The results for the quarter ended June 30, 2001, included managed care valuation allowances that reduced net revenue by $6.4 million for healthcare service claims that were in dispute with certain managed care organizations. Also included in the June 30, 2001, results were $16.6 million of charges relating to asset revaluation and closure expenses of RMMC, employee severance costs and the write-off of deferred initial public offering costs.

         Net revenue for the nine months ended June 30, 2002, was $705.2 million compared with $669.0 million in the same period of last year. EBITDA for the nine months ended June 30, 2002, totaled $97.4 million compared with $80.5 million for the same period in fiscal 2001. Net earnings for the nine months ended June 30, 2002, were $21.8 million compared with a net loss from continuing operations of $26.3 million in the same period of last year. The results for the nine months ended June 30, 2001, included net revenue and EBITDA losses of $12.9 million and $8.5


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IASIS Healthcare Announces Third Quarter Results
Page 2
August 1, 2002

million, respectively, at RMMC. Excluding RMMC and the managed care valuation allowances, net revenue and EBITDA for the nine months ended June 30, 2001, were $662.4 million and $95.4 million, respectively, resulting in increases of 6.5% and 2.1% in net revenue and EBITDA, respectively, for the nine months ended June 30, 2002.

         Acute Care Service Segment - Exclusive of RMMC and the prior year managed care valuation allowances, net revenue for the acute care service segment for the quarter ended June 30, 2002, increased 6.8% to $205.2 million compared with net revenue of $192.2 million in the same prior year period. EBITDA for the quarter ended June 30, 2002, was $31.4 million compared with $26.1 million in the same prior year period, an increase of 20.3%. The results for the current quarter included the benefit of a $1.9 million reduction in rent expense as a result of the October 2001 acquisition of the land and buildings at two of our facilities in the Arizona market previously operated under long-term leases, offset by a comparable increase in professional liability costs.

         Exclusive of RMMC and the prior year managed care valuation allowances, net revenue for the acute care service segment for the nine months ended June 30, 2002, increased 3.4% to $601.7 million compared with net revenue of $581.8 million in the same prior year period. EBITDA for the nine months ended June 30, 2002 and 2001, was $92.3 million. Results for the first nine months of fiscal 2002 include a year-to-date reduction of $5.4 million in rent expense, as discussed above, offset by an increase in professional liability costs of approximately $5.8 million.

       Same facility net patient revenue per adjusted patient day for the quarter and nine months ended June 30, 2002, increased by 2.7% and 4.4%, respectively, compared with the same prior year period excluding the managed care valuation allowances. Same facility hospital admissions and patient days for the quarter ended June 30, 2002, decreased from the prior year period by 1.6% and 0.5%, respectively, while adjusted admissions and adjusted patient days increased from the prior year period by 4.3% and 4.4%, respectively. Same facility data includes all of the Company's hospitals except RMMC.

         Health Insurance Business Segment - Net revenue for Health Choice, the Medicaid health plan in the Company's Phoenix, Arizona, market increased 23.9% to $34.7 million for the quarter ended June 30, 2002, compared with $28.0 million in the same prior year period. Enrollment at Health Choice increased 26.9% from 44,562 members at June 30, 2001, to 56,558 members at June 30, 2002.
Health Choice EBITDA for the quarter ended June 30, 2002, was $2.2 million compared with $800,000 for the same prior year period. Net revenue for Health Choice for the nine months ended June 30, 2002, increased 28.4% to $103.5 million compared with $80.6 million in the same prior year period. Health Choice EBITDA for the nine months ended June 30, 2002, was $5.1 million compared with $3.1 million for the same prior year period.

         At June 30, 2002, the Company's net working capital was $72.4 million compared with $64.8 million at March 31, 2002. Net accounts receivable increased $600,000 from $154.9 million at March 31, 2002, to $155.5 million at June 30, 2002, and amounted to 61 days of net revenue outstanding at June 30, 2002, compared with 65 days at March 31, 2002, excluding Medicare settlement accounts. Cash flows from operating activities for the quarter and nine months ended June 30, 2002, were $11.6 million and $38.9 million, respectively. The Company had $23.5 million outstanding under its revolving credit facility at June 30, 2002, compared with $17.0 million at March 31, 2002.


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IASIS Healthcare Announces Third Quarter Results
Page 3
August 1, 2002

         As previously reported, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets," effective October 1, 2001. As a result of completing step 1 of the transitional impairment tests required by SFAS 142, the Company expects to record a one-time, non-cash reduction to goodwill in the range of $30 million to $40 million in the fourth quarter of fiscal 2002. The reduction to goodwill, which will be reflected as a cumulative effect of a change in accounting principle and will have no impact on the Company's EBITDA or cash flows, relates to the impairment of goodwill associated with the Arizona market included in the acute care service segment. Net earnings for the quarter and nine months ended June 30, 2001, includes amortization of goodwill of approximately $2.9 million and $9.0 million, respectively, which has been eliminated in fiscal year 2002 as a result of adopting SFAS No. 142.

         A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's third quarter conference call will be available through the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on August 1, 2002.

         IASIS Healthcare(R) Corporation, located in Franklin, Tennessee, is an owner and operator of acute care hospitals that develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. Currently, IASIS Healthcare(R) owns or leases 14 hospitals with a total of 2,096 beds in service. These hospitals are located in four regions:
Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and three cities in the state of Texas, including San Antonio. IASIS Healthcare(R) also operates five ambulatory surgery centers and a Medicaid health plan that currently serves over 56,500 members in Arizona. For more information on IASIS Healthcare(R) Corporation, please visit the Company's website at www.iasishealthcare.com

         This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to enter into favorable contracts with managed care plans; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Benefits Improvement Protection Act of 2000; the impact of possible governmental investigations; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2001, and from time to time in our filings with the Securities and Exchange Commission.

         Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


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IASIS Healthcare Announces Third Quarter Results
Page 4
August 1, 2002

                          IASIS HEALTHCARE CORPORATION
        CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                       THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                            JUNE 30,                            JUNE 30,
                                                                   --------------------------          --------------------------
                                                                     2002              2001              2002              2001
                                                                   --------         ---------          --------         ---------
Net revenue                                                        $239,898         $ 216,975          $705,203         $ 668,963

Cost and expenses:
   Salaries and benefits                                             81,057            79,205           239,102           237,520
   Supplies                                                          32,617            34,810            98,615           100,397
   Other operating expenses                                          74,093            67,215           217,255           195,363
   Provision for bad debts                                           18,503            18,578            52,868            55,148
   Interest, net                                                     13,356            15,726            41,895            49,583
   Depreciation and amortization                                     11,283            12,372            32,951            40,339
   Provision for asset revaluation, closure and other costs              --            16,612                --            16,612
                                                                   --------         ---------          --------         ---------

         Total costs and expenses                                   230,909           244,518           682,686           694,962
                                                                   --------         ---------          --------         ---------

Earnings (loss) from continuing operations
   before minority interests and income taxes                         8,989           (27,543)           22,517           (25,999)
Minority interests                                                      235               156               759               329
                                                                   --------         ---------          --------         ---------

 Earnings (loss) from continuing operations
   before income taxes                                                8,754           (27,699)           21,758           (26,328)
Income tax expense                                                       --                --                --                --
                                                                   --------         ---------          --------         ---------

Net earnings (loss) from continuing operations                        8,754           (27,699)           21,758           (26,328)

Discontinued operations:
  Reversal of excess loss accrual for discontinued
     physician practice operations                                       --             1,000                --             1,000
                                                                   --------         ---------          --------         ---------

         Net earnings (loss)                                          8,754           (26,699)           21,758           (25,328)

Preferred stock dividends reversed                                       --                --                --           (25,348)
                                                                   --------         ---------          --------         ---------

Net earnings (loss) attributable
   to common stockholders                                          $  8,754         $ (26,699)         $ 21,758         $      20
                                                                   ========         =========          ========         =========

EBITDA                                                             $ 33,628         $  17,167          $ 97,363         $  80,535
                                                                   ========         =========          ========         =========

EBITDA margin                                                          14.0%              7.9%             13.8%             12.0%


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IASIS Healthcare Announces Third Quarter Results
Page 5
August 1, 2002


                          IASIS HEALTHCARE CORPORATION
                   CONDENSED AND CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                          (UNAUDITED)
                                                                                            JUNE 30,     SEPT. 30,
                                                                                              2002          2001
                                                                                          -----------   -----------
                                     ASSETS
Current assets:
   Cash and cash equivalents                                                              $        --   $     6,056
   Accounts receivable, net of allowance for doubtful accounts
     of $30,271 and $25,945, respectively                                                     155,464       147,810
   Inventories                                                                                 23,444        21,891
   Prepaid expenses and other current assets                                                   21,228        15,454
   Assets held for sale                                                                        22,377        25,106
                                                                                          -----------   -----------
         Total current assets                                                                 222,513       216,317

Property and equipment, net                                                                   392,609       335,037
Goodwill, net                                                                                 292,039       292,060
Deferred debt financing costs, net                                                             18,902        19,768
Other assets, net                                                                               3,546         3,127
                                                                                          -----------   -----------
         Total assets                                                                     $   929,609   $   866,309
                                                                                          ===========   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                                       $    47,073   $    48,062
   Salaries and benefits payable                                                               16,025        16,806
   Accrued interest payable                                                                    10,307        18,297
   Medical claims payable                                                                      28,066        21,871
   Other accrued expenses and other current liabilities                                        19,953        21,647
   Current portion of accrued loss on discontinued operations                                     244           396
   Current portion of long-term debt and capital lease obligations                             28,410        19,603
                                                                                          -----------   -----------
         Total current liabilities                                                            150,078       146,682

Long-term debt and capital lease obligations, net of current portion                          566,165       530,574
Other long-term liabilities                                                                    20,386        18,380
Minority interest                                                                               4,706         4,379
                                                                                          -----------   -----------
         Total liabilities                                                                    741,335       700,015

Stockholders' equity:
   Common stock - $0.01 par value, authorized 100,000,000 shares; 31,984,779 shares issued and 31,955,863 shares outstanding at June 30, 2002;
     31,961,445 shares issued and 31,932,529
     shares outstanding at September 30, 2001                                                     320           320
   Additional paid-in capital                                                                 450,718       450,496
   Treasury stock, at cost, 16,306,541 shares at June 30, 2002
     and September 30, 2001                                                                  (155,300)     (155,300)
   Accumulated deficit                                                                       (107,464)     (129,222)
                                                                                          -----------   -----------
         Total stockholders' equity                                                           188,274       166,294
                                                                                          -----------   -----------
         Total liabilities and stockholders' equity                                       $   929,609   $   866,309
                                                                                          ===========   ===========


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IASIS Healthcare Announces Third Quarter Results
Page 6
August 1, 2002

                          IASIS HEALTHCARE CORPORATION
        CONDENSED AND CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                               NINE MONTHS ENDED
                                                                                    JUNE 30,
                                                                          ---------------------------
                                                                             2002              2001
                                                                          ---------         ---------
Cash flows from operating activities:
   Net earnings (loss)                                                    $  21,758         $ (25,328)
   Adjustments to reconcile net earnings (loss)
     to net cash provided by operating activities:
       Depreciation and amortization                                         32,951            40,339
       Minority interests                                                       759               329
       Loss (gain) on sale of property and equipment                              7               (52)
       Reversal of excess loss accrual for discontinued operations               --            (1,000)
       Provision for asset revaluation and closure costs                         --            11,900
       Changes in operating assets and liabilities,
         net of the effect of dispositions:
           Accounts receivable                                               (7,439)           (5,905)
           Inventories, prepaid expenses and other current assets            (7,493)           (4,068)
           Accounts payable and other accrued liabilities                    (1,161)            7,841
           Accrued loss on discontinued operations                             (491)           (2,772)
                                                                          ---------         ---------
       Net cash provided by operating activities                             38,891            21,284
                                                                          ---------         ---------

Cash flows from investing activities:
   Purchases of property and equipment                                      (84,687)          (29,269)
   Proceeds from sales of property and equipment                                149               536
   Payments for dispositions, net                                                --              (101)
   Change in other assets                                                      (535)                4
                                                                          ---------         ---------
       Net cash used in investing activities                                (85,073)          (28,830)
                                                                          ---------         ---------

Cash flows from financing activities:
   Proceeds from issuance of common stock                                       222             1,900
   Proceeds from senior bank debt borrowings                                160,600           124,000
   Payment of debt and capital leases                                      (117,916)         (115,428)
   Debt financing costs incurred                                             (2,347)               --
   Other                                                                       (433)            1,697
                                                                          ---------         ---------
       Net cash provided by financing activities                             40,126            12,169
                                                                          ---------         ---------

Increase (decrease) in cash and cash equivalents                             (6,056)            4,623
Cash and cash equivalents at beginning of period                              6,056                --
                                                                          ---------         ---------
Cash and cash equivalents at end of period                                $      --         $   4,623
                                                                          =========         =========

Supplemental disclosure of cash flow information:
     Cash paid for interest                                               $  49,986         $  58,080
                                                                          =========         =========
     Cash paid (refunded) for income taxes, net                           $  (1,835)        $   2,262
                                                                          =========         =========

Supplemental schedule of investing activities:
   Effects of dispositions, net:
     Assets disposed of, net of cash                                      $      --         $     853
     Liabilities paid                                                            --              (679)
     Repurchase of common stock                                                  --              (275)
                                                                          ---------         ---------
       Payments for dispositions, net                                     $      --         $    (101)
                                                                          =========         =========
Supplemental schedule of noncash investing
 and financing activities:
   Capital lease obligations incurred to acquire equipment                $   1,714         $     667
                                                                          =========         =========
   Exchange of preferred stock for common stock                           $      --         $ 189,278
                                                                          =========         =========


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IASIS Healthcare Announces Third Quarter Results
Page 7
August 1, 2002

                          IASIS HEALTHCARE CORPORATION
                        SEGMENT INFORMATION (UNAUDITED)
                                 (IN THOUSANDS)

                                                                       THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                            JUNE 30,                            JUNE 30,
                                                                   --------------------------          --------------------------
                                                                     2002              2001              2002              2001
                                                                   --------         ---------          --------         ---------
ACUTE CARE SERVICE:
Net revenue(1)                                                     $206,763         $ 190,918          $606,054         $ 594,340
Revenue between segments                                             (1,550)           (1,908)           (4,394)           (6,000)
                                                                   --------         ---------          --------         ---------
  Net revenue                                                       205,213           189,010           601,660           588,340
Salaries and benefits                                                79,678            78,157           235,213           234,112
Supplies                                                             32,529            34,762            98,330           100,112
Other operating expenses(2)                                          43,092            41,107           122,991           121,563
Provision for bad debts                                              18,503            18,578            52,868            55,148
                                                                   --------         ---------          --------         ---------
  EBITDA                                                             31,411            16,406            92,258            77,405
Interest expense, net                                                13,356            15,770            41,943            49,627
Depreciation and amortization                                        11,253            12,308            32,865            40,156
                                                                   --------         ---------          --------         ---------
  Earnings (loss) from continuing operations before
    minority interests and income taxes(2)                            6,802           (11,672)           17,450           (12,378)
Provision for asset revaluation, closure and other costs                 --            16,612                --            16,612
Minority interests                                                      235               156               759               329
                                                                   --------         ---------          --------         ---------
  Earnings (loss) from continuing operations before
    income taxes                                                   $  6,567         $(28,440)          $ 16,691         $ (29,319)
                                                                   ========         =========          ========         =========

Segment assets                                                     $906,972         $ 868,052          $906,972         $ 868,052
                                                                   ========         =========          ========         =========


HEALTH CHOICE:
Capitation premiums and other payments                             $ 34,685         $  27,965          $103,543         $  80,623
Revenue between segments                                                 --                --                --                --
                                                                   --------         ---------          --------         ---------
  Net revenue                                                        34,685            27,965           103,543            80,623
Salaries and benefits                                                 1,379             1,048             3,889             3,408
Supplies                                                                 88                48               285               285
Other operating expenses                                             31,001            26,108            94,264            73,800
Provision for bad debts                                                  --                --                --                --
                                                                   --------         ---------          --------         ---------
  EBITDA                                                              2,217               761             5,105             3,130
Interest income                                                          --               (44)              (48)              (44)
Depreciation and amortization                                            30                64                86               183
                                                                   --------         ---------          --------         ---------
Earnings from operations before
  minority interests and income taxes                                 2,187               741             5,067             2,991
Minority interests                                                       --                --                --                --
                                                                   --------         ---------          --------         ---------
  Earnings from operations before income taxes                     $  2,187         $     741          $  5,067         $   2,991
                                                                   ========         =========          ========         =========

Segment assets                                                     $ 22,602         $   9,535          $ 22,602         $   9,535
                                                                   ========         =========          ========         =========


(1) Amount includes $6.35 million in managed care valuation allowances for the quarter and nine months ended June 30, 2001.

(2) Amounts exclude provision for asset revaluation, closure and other costs.


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

IASIS Healthcare Announces Third Quarter Results
Page 8
August 1, 2002

                          IASIS HEALTHCARE CORPORATION
                    FINANCIAL AND OPERATING DATA (UNAUDITED)

                                                                        THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                             JUNE 30,                            JUNE 30,
                                                                    -------------------------           -------------------------
                                                                      2002              2001              2002              2001
                                                                    -------           -------           -------           -------
Number of hospitals at end of period                                     14                14                14                14

Licensed beds at end of period                                        2,520             2,588             2,520             2,588

Beds in service at end of period                                      2,096             2,152             2,096             2,152

Average length of stay (days)                                          4.29              4.24              4.29              4.35

Occupancy rates for same facilities
    (average beds in service)                                          43.4%             42.6%             43.7%             45.3%

Admissions                                                           19,271            19,854            58,450            61,447

Adjusted admissions                                                  33,625            32,679            98,156            98,834

    Same facility % change                                              4.3%

Patient days                                                         82,686            84,083           250,808           267,269

Adjusted patient days                                               138,513           134,296           407,295           416,573

    Same facility % change                                              4.4%

Outpatient revenue as a % of gross patient revenue                     40.0%             37.1%             38.4%             35.7%


                                     -END-